UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

BROOKFIELD PLACE

250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: November 30, 2012

Date of reporting period: December 1, 2011 through November 30, 2012

Item 1.	Reports to Shareholders.

Brookfield Investment Management

2012

ANNUAL REPORT

Helios Total Return Fund, Inc.

IN PROFILE

Brookfield is a global alternative asset manager with approximately $168 billion in assets under management as of November 30, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends over 30 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Total Return Fund, Inc. (“HTR” or the “Fund”) for the fiscal year ended November 30, 2012.

In April 2012, we concluded the reorganization of the Helios Strategic Mortgage Income Fund, Inc. (“HSM”) into the Fund. We believe this reorganization and the amended Fund investment guidelines which took effect in February 2012 will allow the Fund to support an attractive dividend stream for investors. Additionally, in October 2012, the Fund completed a rights offering, raising approximately $75 million of gross proceeds. We greatly appreciate the support received from stockholders during this time.

The broad investment market endured periods of economic uncertainty and volatility throughout much of 2012. Fortunately, many significant tail risks began to diminish as the year progressed, as the ECB continued to manage through the Eurozone debt crisis and China experienced a rather moderate economic slowdown. Although domestic uncertainties remained, particularly related to the U.S. fiscal cliff and impending regulatory reform, pockets of strength in the economy began to emerge, including revitalization of the U.S. housing market. Accordingly, demand for risk assets improved during the year, particularly for those assets that offer a combination of current yield and the potential for capital appreciation.

Within this environment, securitized products experienced attractive relative performance, benefiting from improvements in home prices, lower tail risks, accommodative action by the Federal Reserve and continued yield compression. Additionally, limited credit provision served to restrict new supply of securitized products, providing further support for the market. Importantly, despite recent performance, we continue to believe that valuation levels remain attractive, as the recovery of the U.S. housing market is progressing more quickly than originally expected and monetary policy remains extremely supportive.

Our strategy moving forward is focused upon current income as well as capturing the upside potential within the RMBS and CMBS markets. Within a low rate, low growth environment, we believe these securities offer attractive relative value and meaningful current yield. We acknowledge challenges to future performance, including the economic impact of resolution to the U.S. fiscal cliff. Additionally, evolving regulation and government policy related to securitized products remain significant unknown factors. However, we believe there is considerable potential for positive performance in the year ahead, particularly as the U.S. housing market recovery continues to accelerate.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and schedule of investments as of November 30, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12 month period ended November 30, 2012, Helios Total Return Fund, Inc. (NYSE: HTR) (the “Fund”) had a total return based on net asset value of 18.60% and a total return based on market price of 17.29%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $24.05 on November 30, 2012, the Fund’s shares had a dividend yield of 9.48%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 3.42% over the 12 month period.

The Fund experienced several major events during the period. In April 2012, the Helios Strategic Mortgage Income Fund, Inc. was reorganized into HTR and in October 2012, HTR raised approximately $75 million of gross proceeds in a transferable rights offering.

The Fund’s performance over the period was driven by strong income and the portfolio’s exposure to credit spread. Allocations to credit, such as high yield credit and mortgage credit contributed positively to the Fund’s performance. Other positive contributors included allocations to senior private-label, or non-Agency, Residential Mortgage-Backed Securities (“MBS”) or Commercial MBS (“CMBS”), as well as credit risk remote securities, such as Agency MBS. Duration was also a positive contributor, although the Fund has less duration exposure than the 5-year U.S. Treasury.

Additionally, changes to HTR’s investment guidelines, as approved by HTR’s Board of Directors have been designed to provide HTR with additional flexibility to pursue its investment mandate. We believe the expanded guidelines will allow the Fund to support an attractive dividend stream for investors.

FIXED INCOME MARKET ENVIRONMENT

While the overall market endured periods of volatility during 2012, we believe that tail risks, particularly European economic tail risks, are declining. While some uncertainties remain, most notably the lack of resolution on ‘Fiscal Cliff’-related issues and regulatory items, we see some strength in areas of the U.S. economy which we expect

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

will contribute positively over the coming 12 months. The U.S. housing market is an area of strength, and we believe recovery is progressing at a pace faster than expected. Federal Reserve policy is extremely supportive, which has encouraged risk-taking in a low yield environment. Additionally, many of the fundamental underpinnings for housing, such as demand, inventory levels and delinquency rates are showing marked improvement. Residential mortgage-related securitized products had one of the strongest years on record in terms of price performance with stronger than expected improvements in home prices through 2012. This is due primarily to yield compression, as well as a reduction in tail risks.

Agency MBS was boosted during the year by a third round of Quantitative Easing (“QE3”), bringing Agency MBS to historically high prices. In addition, investment grade CMBS outperformed most investment grade debt securities as yield spreads continued to tighten, reflecting the attractive valuation of these assets relative to other alternatives.

Within commercial real estate, top tier properties in major markets have enjoyed a significant recovery. We believe a broader commercial real estate market recovery should begin to develop, as the availability of commercial mortgage credit has greatly improved. Investors have now begun to look at opportunities beyond those major markets. Oversupply has not been an issue in this real-estate cycle, as new construction virtually came to a halt during the financial crisis in 2008/09 and, with the exception of the multifamily sector, remains extremely low. The lack of new construction should also assist further recovery in values as demand for space returns and the lead times required to deliver new space keeps supply in check.

Securitized products continue to be characterized by positive fundamentals, including an excess of demand over supply. Owing to the conservative nature of underwriting standards, access to credit is still quite limited and this, combined with the lack of a finalized regulatory framework, has lead to limited new issuance outside of the Agency markets. The lack of both credit and securitized issuance is something that we believe could begin to change in 2013. There are several critical regulatory deadlines, including the definition of “qualifying mortgage” in January 2013 that may contribute to an expansion of lending in 2013.

Little progress has been made in the ongoing quest to revamp and restructure Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). While guarantee fees and insurance premiums have been increased, we continue to expect changes in the GSEs will come at a slow pace, given the complexity of the issue and lack of consensus.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Solvency II (Europe) remain a key issue. Recent announcements, within Dodd-Frank have been slightly more favorable for products such as non-Agency MBS and certain CMBS, such as the announcements on the Simplified Supervisory Formulaic Approach (SSFA) which serves as a capital requirement regime alternative to credit ratings for securitized products.

Our strategy for the Fund’s portfolio remains focused on income and on capturing the upside in the private label RMBS and CMBS universe, resulting from what we believe will be a better than expected housing market and a search for relative value in a low yield environment.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Total Return Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2012 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.48%

Weighted average coupon	3.99%

Weighted average life	6.99 years

Percentage of leveraged assets	27.87%

Total number of holdings	351

CREDIT QUALITY

AAA[2]	27%

AA	1%

A	6%

BBB	7%

BB	9%

B	24%

Below B	26%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	13%

Asset-Backed Securities	6%

Commercial Mortgage-Backed Securities	31%

Non-Agency Residential Mortgage-Backed Securities	35%

Interest-Only Securities	3%

Investment Grade Corporate Bonds	1%

High Yield Corporate Bonds	11%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2012 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 17.1%
U.S. Government Agency Collateralized Mortgage Obligations – 0.2%
Federal National Mortgage Association
Series 1997-79, Class PL [6]	6.85%	12/18/27	$346	$400,082
Series 1998-W6, Class B3 [1,4,7]	7.09	10/25/28	461	266,611

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $745,705)				666,693
U.S. Government Agency Pass-Through Certificates – 16.9%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation TBA	3.50	TBA	15,000	15,953,910
Pool Q03049 [6]	4.50	08/01/41	4,438	4,840,978
Pool C69047 [6]	7.00	06/01/32	475	557,913
Pool H01847 [6]	7.00	09/01/37	447	505,451
Pool C53494 [6]	7.50	06/01/31	46	47,414
Pool C56878 [6]	8.00	08/01/31	107	119,292
Pool C58516 [6]	8.00	09/01/31	42	42,713
Pool C59641 [6]	8.00	10/01/31	329	410,679
Pool C55166 [6]	8.50	07/01/31	107	117,054
Pool C55167 [6]	8.50	07/01/31	69	72,295
Pool C55168 [6]	8.50	07/01/31	75	79,300
Pool C55169 [6]	8.50	07/01/31	64	67,308
Pool G01466 [6]	9.50	12/01/22	733	847,597
Pool 555538 [6]	10.00	03/01/21	259	294,844
Pool 555559 [6]	10.00	03/01/21	167	191,770
Federal National Mortgage Association
Federal National Mortgage Association TBA	3.50	TBA	15,000	16,014,840
Pool 753914 [6]	5.50	12/01/33	1,960	2,154,787
Pool 761836 [6]	6.00	06/01/33	1,027	1,151,903
Pool 948362 [6]	6.50	08/01/37	811	902,871
Pool 555933 [6]	7.00	06/01/32	2,623	3,147,534
Pool 645912 [6]	7.00	06/01/32	635	760,223
Pool 645913 [6]	7.00	06/01/32	835	999,799
Pool 650131 [6]	7.00	07/01/32	632	758,096
Pool 784369 [6]	7.50	07/01/13	22	21,549
Pool 789284 [6]	7.50	05/01/17	74	78,888
Pool 827853 [6]	7.50	10/01/29	36	36,735
Pool 545990 [6]	7.50	04/01/31	999	1,205,613
Pool 255053 [6]	7.50	12/01/33	200	247,191
Pool 735576 [6]	7.50	11/01/34	1,046	1,276,123
Pool 896391 [6]	7.50	06/01/36	426	490,449
Pool 887431 [6]	7.50	08/01/36	150	172,671
Pool 735800 [6]	8.00	01/01/35	687	850,000
Pool 636449 [6]	8.50	04/01/32	657	828,396
Pool 852865 [6]	9.00	07/01/20	799	936,602
Pool 545436 [6]	9.00	10/01/31	327	416,051

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s )	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 458132 [6]	9.15%	03/15/31	$1,278	$1,513,589

Total U.S. Government Agency Pass-Through Certificates (Cost – $55,538,141)				58,112,428
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $56,283,846)				58,779,121
ASSET-BACKED SECURITIES – 7.9%
Housing Related Asset-Backed Securities – 6.6%
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1 [11] (Acquired 01/25/01, Cost $4,051,814, 0.98%)	7.65	05/15/21	4,056	3,366,218
ACE Securities Corp.
Series 2003-MH1, Class A4 [1,4]	6.50	08/15/30	1,970	2,106,191
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	399	423,685
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	1,479	1,626,902
Series 1997-7, Class A7	6.96	11/15/23	1,661	1,796,130
Series 1997-2, Class A6	7.24	06/15/28	200	214,936
Series 1997-6, Class A9	7.55	01/15/29	1,057	1,142,192
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	323	357,029
Series 2001-B, Class A6	6.47	04/15/40	280	313,826
Mid-State Trust
Series 10, Class B [11] (Acquired 01/05/04, Cost $1,065,929, 0.32%)	7.54	02/15/36	1,166	1,098,361
Series 2004-1, Class M2 [11] (Acquired 07/01/04, Cost $2,513,221, 0.80%)	8.11	08/15/37	2,515	2,760,193
Origen Manufactured Housing
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,746,953
Trip Rail Master Funding LLC
Series 2011-1A, Class A2 [1,4]	6.02	07/15/41	3,114	3,580,951
Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96	09/07/31	2,000	2,091,344

Total Housing Related Asset-Backed Securities (Cost – $22,405,842)				22,624,911

Collateralized Debt Obligations – 1.3%
Anthracite CDO I Ltd.
Series 2002-CIBA, Class CFL [1,2,4,11] (Acquired 05/14/02, Cost $5,001,970, 1.28%) (Cost – $5,001,970)	1.46	05/24/37	5,000	4,400,000
Total ASSET- BACKED SECURITIES (Cost – $27,407,812)				27,024,911
COMMERCIAL MORTGAGE-BACKED SECURITIES – 42.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2006-6, Class AJ	5.42	10/10/45	11,000	9,295,000
Series 2006-2, Class J [1,4,9,11] (Acquired 06/12/06, Cost $304,483, 0.00%)	5.48	05/10/45	332	4,181

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-1, Class J [1,4,7,9,11] (Acquired 04/06/06, Cost $589,704, 0.00%)	5.58%	09/10/45	$596	$1,792
Series 2007-2, Class A4 [6]	5.63	04/10/49	4,850	5,687,595
Series 2007-3, Class AJ	5.69	06/10/49	14,670	12,547,090
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,4,11] (Acquired 03/08/06, Cost $2,712,977, 0.13%)	5.45	03/11/39	2,800	434,521
Series 2007-PW16, Class B [1,4,11] (Acquired 09/22/10-03/03/11, Cost $3,562,583, 0.85%)	5.91	06/11/40	6,000	2,906,628
Series 2007-PW16, Class C [1,4,11] (Acquired 09/22/10, Cost $2,201,309, 0.56%)	5.91	06/11/40	5,000	1,910,460
Series 2007-PW16, Class D [1,4,11] (Acquired 09/22/10, Cost $1,377,159, 0.29%)	5.91	06/11/40	3,500	990,850
Series 2007-T28, Class F [1,4,11] (Acquired 10/11/07, Cost $231,192, 0.02%)	6.16	09/11/42	250	70,963
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [1,4]	6.75	06/20/31	784	831,924
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class J [1,4,11] (Acquired 12/17/10-04/12/12, Cost $269,039, 0.10%)	5.80	12/10/49	950	361,000
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [1,4,11] (Acquired 12/16/04, Cost $5,061,834, 0.08%)	4.65	11/15/37	1,000	259,890
Series 2005-C2, Class AMFX	4.88	04/15/37	5,200	5,046,943
Credit Suisse Mortgage Capital Certificates
Series 2007-C2, Class A3 [6]	5.54	01/15/49	6,024	6,850,493
Series 2006-C1, Class K [1,4,11] (Acquired 03/07/06, Cost $6,677,302, 0.22%)	5.59	02/15/39	7,073	755,750
Series 2006-C4, Class K [1,4,7,9,11] (Acquired 09/21/06, Cost $4,646,198, 0.00%)	6.26	09/15/39	6,462	1,292
Four Times Square Trust
Series 2006-4TS, Class A [1,4,6]	5.40	12/13/28	8,000	9,714,400
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B [11] (Acquired 12/07/10, Cost $1,528,646, 0.44%)	4.97	12/10/41	1,750	1,525,703
Greenwich Capital Commercial Funding Corp.
Series 2007-GG11, Class AJ	5.97	12/10/49	10,330	8,741,194
Series 2007-GG11, Class E [9,11] (Acquired 09/17/10, Cost $4,729,347, 0.53%)	6.07	12/10/49	13,000	1,820,000
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,4,11] (Acquired 09/24/03, Cost $1,597,731, 0.43%)	5.65	10/15/37	1,600	1,463,163
Series 2007-CB18, Class G [1,4,7,9,11] (Acquired 10/11/07, Cost $15,719, 0.00%)	5.91	06/12/47	181	794
Series 2007-LD11, Class J [1,4,9,11] (Acquired 06/28/07, Cost $516,554, 0.00%)	6.00	06/15/49	511	2,555
Series 2007-LD11, Class K [1,4,9,11] (Acquired 06/28/07, Cost $2,950,730, 0.00%)	6.00	06/15/49	2,818	1,127

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-CB20, Class AM	6.09%	02/12/51	$1,180	$1,361,398
Series 2009-IWST, Class D [1,4,7,11] (Acquired 05/17/10, Cost $7,947,664, 2.41%)	7.45	12/05/27	7,000	8,268,526
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ	5.48	02/15/40	5,460	4,970,347
Series 2007-C1, Class C [11] (Acquired 02/10/11, Cost $2,769,335, 0.53%)	5.53	02/15/40	3,260	1,825,600
Series 2007-C1, Class D [11] (Acquired 02/10/11, Cost $466,768, 0.08%)	5.56	02/15/40	600	270,000
Series 2007-C7, Class AJ	6.48	09/15/45	10,000	8,420,190
LNR CDO Ltd.
Series 2007-1A, Class F [1,2,4,9,11] (Acquired 02/27/07, Cost $3,750,000, 0.00%)	1.66	12/26/49	3,750	0
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class G [1,4,11] (Acquired 03/01/06, Cost $988,536, 0.17%)	5.46	04/14/40	1,000	572,497
Series 2006-T21, Class H [1,4,11] (Acquired 04/04/06, Cost $1,414,167, 0.09%)	5.54	10/12/52	1,500	300,000
Series 2006-IQ11, Class J [1,4,5,7,11] (Acquired 05/24/06, Cost $234,867, 0.00%)	5.53	10/15/42	256	2,560
Series 2007-HQ13, Class A3 [6]	5.57	12/15/44	6,108	6,909,767
Series 2007-T25, Class AJ	5.57	11/12/49	10,000	8,500,000
Series 2007-IQ14, Class A4 [6]	5.69	04/15/49	6,690	7,757,590
Series 2007-HQ12, Class AM	5.76	04/12/49	2,876	2,986,246
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,4,11] (Acquired 07/08/10, Cost $2,628,821, 0.84%)	6.16	11/13/36	2,877	2,892,275
Series 2003-TOP9, Class G [1,4,11] (Acquired 07/08/10, Cost $4,076,224, 1.32%)	6.43	11/13/36	4,577	4,539,780
Vornado DP LLC
Series 2010-VNO, Class D [1,4,7,11] (Acquired 08/08/10, Cost $919,905, 0.31%)	6.36	09/13/28	920	1,056,514
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,4,9,11] (Acquired 05/11/07, Cost $1,488,567, 0.00%)	5.13	04/15/47	1,788	358
Series 2005-C20, Class F [1,4,11] (Acquired 10/15/10, Cost $1,566,574, 0.55%)	5.44	07/15/42	4,000	1,895,156
Series 2005-C16, Class H [1,4,11] (Acquired 01/19/05, Cost $5,973,632, 1.02%)	5.70	10/15/41	6,000	3,508,908
Series 2007-C33, Class AJ	6.12	02/15/51	10,000	8,504,720
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $168,395,618)				145,767,740
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 47.9%
ACE Securities Corp
Series 2006-HE2, Class A2D [2,3,10]	0.48	05/25/36	2,182	1,080,090

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Asset-Backed Securities Corporation Home Equity
Series 2006-HE3, Class A4 [2,3,10]	0.38%	03/25/36	$2,812	$2,412,635
Series 2007-HE1, Class A4 [2,3,10]	0.35	12/25/36	2,350	1,269,000
Banc of America Funding Corp.
Series 2003-3, Class B4 [11] (Acquired 01/28/04, Cost $306,176, 0.08%)	5.48	10/25/33	341	266,212
Series 2003-3, Class B5 [11] (Acquired 01/28/04, Cost $265,665, 0.06%)	5.48	10/25/33	343	210,685
Series 2003-3, Class B6 [7,11] (Acquired 01/28/04, Cost $116,320, 0.02%)	5.48	10/25/33	223	56,651
Banc of America Mortgage Securities, Inc.
Series 2007-1, Class 1A26	6.00	03/25/37	1,037	975,316
BCAP LLC Trust
Series 2009-RR13, Class 18A2 [1,4,7]	6.14	07/26/37	2,163	1,634,214
Bear Stearns Asset Backed Securities Trust
Series 2005-TC1, Class M1 [2,10]	0.65	05/25/35	538	423,506
Citicorp Mortgage Securities, Inc.
Series 2007-2, Class 1A3	6.00	02/25/37	3,613	3,765,686
Series 2006-3, Class 1A4	6.00	06/25/36	2,354	2,424,883
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB2	6.75	08/25/34	200	212,737
Countrywide Alternative Loan Trust
Series 2006-OA10, Class 3A1 [2,3]	0.40	08/25/46	2,352	1,349,433
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,381	1,075,960
Series 2006-24CB, Class A1	6.00	06/25/36	415	370,606
Series 2006-41CB, Class 2A14	6.00	01/25/37	1,036	805,166
Series 2006-29T1, Class 3A3 [2]	76.30	10/25/36	1,326	4,834,735
Series 2006-41CB, Class 2A17	6.00	01/25/37	2,141	1,663,961
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [11] (Acquired 09/13/07, Cost $358,148, 0.10%)	5.23	01/25/34	440	347,594
Series 2003-J13, Class B4 [11] (Acquired 09/13/07, Cost $223,336, 0.04%)	5.23	01/25/34	331	121,886
Series 2003-J13, Class B5 [7,11] (Acquired 09/13/07, Cost $29,478, 0.01%)	5.23	01/25/34	266	25,025
Series 2003-57, Class B3 [7,11] (Acquired 02/20/04, Cost $219,651, 0.00%)	5.50	01/25/34	316	10,234
Series 2004-11, Class 2A1 [2,6]	2.53	07/25/34	5,073	4,986,970
Series 2007-5, Class A29	5.50	05/25/37	1,301	1,167,244
Series 2006-21, Class A11	5.75	02/25/37	4,249	3,817,120
Series 2004-18, Class A1	6.00	10/25/34	392	411,552
Series 2004-21, Class A10	6.00	11/25/34	624	636,733
Series 2007-10, Class A5	6.00	07/25/37	1,383	1,212,263
Series 2007-14, Class A6	6.00	09/25/37	464	463,418
Series 2007-18, Class 1A1	6.00	11/25/37	150	141,068
Series 2007-14, Class A15	6.50	09/25/37	4,000	3,930,796
Series 2007-15, Class 2A2	6.50	09/25/37	349	290,099

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [2,3]	0.35%	04/19/47	$5,618	$4,044,623
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2,11] (Acquired 08/30/01, Cost $106,688, 0.02%)	0.71	06/25/30	111	67,977
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1	5.14	01/25/35	1,517	1,183,402
GSAMP Trust
Series 2007-NC1, Class A2B [2,3,10]	0.31	12/25/46	3,909	1,761,529
Series 2006-HE5, Class A2C [2,3,10]	0.36	08/25/36	5,335	3,068,841
Series 2006-NC1, Class A2 [2,3,10]	0.39	02/25/36	398	338,152
Series 2007-HE1, Class A2B [2,3,10]	0.31	03/25/47	3,252	2,460,013
Series 2007-NC1, Class A2A [2,3,10]	0.26	12/25/46	240	108,097
Series 2007-NC1, Class A2C [2,3,10]	0.36	12/25/46	8,912	4,016,215
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,475	1,504,231
Harborview Mortgage Loan Trust
Series 2005-9, Class B11 [1,2,3,4,7,9,11] (Acquired 10/03/07, Cost $44,233, 0.00%)	1.96	06/20/35	54	318
Indymac Index Mortgage Loan Trust
Series 2006-FLX1, Class A1 [2,3]	0.42	11/25/36	7,432	5,736,019
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [2,3,10]	0.31	01/25/37	669	271,521
Series 2006-HE3, Class A4 [2,10]	0.44	01/25/37	867	368,522
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [11] (Acquired 10/29/04, Cost $326,288, 0.07%)	3.17	10/25/33	363	224,482
Series 2003-A2, Class B4 [11] (Acquired 10/29/04, Cost $191,352, 0.02%)	3.26	11/25/33	224	62,103
Lavendar Trust
Series 2010-RR2A, Class A4 [1,7]	6.25	10/26/36	4,586	2,786,029
Lehman XS Trust
Series 2005-5N, Class 3A2 [2,3]	0.57	11/25/35	6,214	3,178,127
Master Asset Backed Securities Trust
Series 2006-NC2, Class A3 [2,3,10]	0.32	08/25/36	5,620	2,508,141
Series 2006-NC2, Class A4 [2,3,10]	0.36	08/25/36	1,977	899,360
Series 2006-HE5, Class A3 [2,3,10]	0.37	11/25/36	6,628	3,443,094
Series 2006-HE5, Class A4 [2,3,10]	0.43	11/25/36	2,237	1,174,056
Series 2006-NC2, Class A5 [2,3,10]	0.45	08/25/36	734	333,679
Series 2006-NC3, Class A5 [2,3,10]	0.42	10/25/36	5,267	2,679,677
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [2,3,10]	0.49	09/25/36	6,395	4,697,805
Natixis Real Estate Capital Trust
Series 2007-HE2, Class A1 [2,3,10]	0.34	07/25/37	3,619	1,064,620
Series 2007-HE2, Class A2 [2,3,10]	0.46	07/25/37	3,815	1,153,247
Series 2007-HE2, Class A3 [2,3,10]	0.51	07/25/37	697	213,116
Series 2007-HE2, Class A4 [2,3,10]	0.61	07/25/37	781	243,990

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust
Series 2005-4, Class M1 [2,3,10]	0.65%	11/25/35	$6,617	$5,475,448
RAAC Series
Series 2005-SP1, Class M3 [11] (Acquired 08/02/07, Cost $194,017, 0.01%)	5.54	09/25/34	216	23,192
RALI Trust
Series 2006-QO1, Class 2A1 [2,3]	0.48	02/25/46	1,677	827,374
Series 2006-QS14, Class A30 [2]	78.55	11/25/36	277	795,551
RESI Finance L.P.
Series 2004-B, Class B5 [1,2,4,11] (Acquired 05/21/04, Cost $1,555,806, 0.24%)	1.76	02/10/36	1,556	840,135
Residential Accredit Loans, Inc.
Series 2007-QS6, Class A2 [2]	53.85	04/25/37	436	1,118,479
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11	6.00	07/25/35	1,074	960,182
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1 [11] (Acquired 02/26/04, Cost $272,406, 0.05%)	5.25	02/25/34	301	188,321
Series 2004-S1, Class B2 [7,11] (Acquired 02/26/04, Cost $100,580, 0.01%)	5.25	02/25/34	138	21,165
Series 2003-S7, Class A7	5.50	05/25/33	843	880,460
Series 2003-S7, Class B2 [11] (Acquired 05/19/03, Cost $287,317, 0.05%)	5.50	05/25/33	359	173,251
Series 2003-S7, Class B3 [7,11] (Acquired 05/19/03, Cost $0, 0.01%)	5.50	05/25/33	149	29,844
Resix Finance Limited Credit-Linked Notes
Series 2004-C, Class B7 [1,2,4,11] (Acquired 09/23/04, Cost $1,315,307, 0.19%)	3.71	09/10/36	1,315	646,738
Series 2004-B, Class B8 [1,2,4,11] (Acquired 05/21/04, Cost $356,011, 0.04%)	4.96	02/10/36	356	148,599
Series 2003-D, Class B7 [1,2,4,11] (Acquired 11/19/03, Cost $734,324, 0.12%)	5.96	12/10/35	734	414,675
Series 2003-CB1, Class B8 [1,2,4,11] (Acquired 12/22/04, Cost $1,437,762, 0.28%)	6.96	06/10/35	1,623	973,770
Resix Finance Limited Credit-Linked Notes
Series 2004-B, Class B9 [1,2,4,11] (Acquired 05/21/04, Cost $545,356, 0.07%)	8.46	02/10/36	545	236,087
Series 2004-A, Class B10 [1,2,4,11] (Acquired 03/09/04, Cost $597,951, 0.07%)	11.71	02/10/36	598	253,715
Saxon Asset Securities Trust
Series 2006-2, Class A3C [2,3,10]	0.36	09/25/36	3,132	2,662,234
Securitized Asset Backed Receivables LLC
Series 2007-BR2, Class A2 [2,3,10]	0.44	02/25/37	4,535	1,891,795
Series 2007-BR3, Class A2A [2,3,10]	0.28	04/25/37	1,053	508,187
Series 2007-NC1, Class A2B [2,3,10]	0.36	12/25/36	7,166	3,469,511
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,3,10]	0.37	10/25/36	3,534	2,601,662

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp.
Series 2003-10, Class A	6.00%	04/25/33	$345	$363,179
Series 2006-BC4, Class A4 [2,10]	0.38	12/25/36	7,600	4,769,000
Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [2]	5.80	03/25/37	6,843	6,365,419
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2007-5, Class A11 [2,7]	38.24	06/25/37	155	281,424
Series 2005-6, Class 2A3 [2]	48.87	08/25/35	229	537,170
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR19, Class A1A2 [2,3]	0.50	12/25/45	236	214,854
Series 2007-OA3, Class 2A [2]	0.93	04/25/47	6,338	4,645,784
Series 2006-AR13, Class 1A [2]	1.04	10/25/46	2,615	1,863,520
Series 2007-OA6, Class 2A [2]	2.29	07/25/47	2,361	1,670,712
Series 2006-AR12, Class 1A2	2.78	10/25/36	3,108	2,412,354
Series 2006-AR9, Class 2A [2]	2.54	08/25/46	2,920	2,583,871
Series 2007-HY5, Class 3A1	5.17	05/25/37	2,335	2,241,449
Series 2003-S1, Class B4 [1,4,11] (Acquired 10/25/07, Cost $121,293, 0.03%)	5.50	04/25/33	138	110,482
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR2, Class 2A1	2.63	03/25/36	2,445	2,365,455
Series 2005-AR8, Class 2A1	2.73	06/25/35	292	297,412
Series 2005-AR16, Class 7A1	5.16	10/25/35	1,185	1,179,712
Series 2004-6, Class B4 [7,11] (Acquired 04/13/05, Cost $990,156, 0.01%)	5.50	06/25/34	1,090	45,344
Series 2006-3, Class A11	5.50	03/25/36	3,184	3,267,648
Series 2007-4, Class A21	5.50	04/25/37	2,088	1,973,467
Series 2007-5, Class 1A1	5.50	05/25/37	79	81,395
Series 2007-9, Class 1A5	5.50	07/25/37	663	692,190
Series 2007-12, Class A6	5.50	09/25/37	1,100	1,126,682
Series 2006-AR4, Class 1A1	5.76	04/25/36	254	226,421
Series 2006-8, Class A15	6.00	07/25/36	1,536	1,533,192
Series 2007-AR5, Class A1	5.98	10/25/37	340	329,557
Series 2007-7, Class A6	6.00	06/25/37	404	409,430
Series 2007-7, Class A7	6.00	06/25/37	521	524,589
Series 2007-7, Class A38	6.00	06/25/37	324	315,863
Series 2007-8, Class 1A22	6.00	07/25/37	862	856,905
Series 2007-8, Class 2A2	6.00	07/25/37	1,931	1,929,541
Series 2007-10, Class 1A5	6.00	07/25/37	253	254,779
Series 2007-11, Class A14	6.00	08/25/37	933	925,289
Series 2007-13, Class A7	6.00	09/25/37	676	660,307
Series 2005-18, Class 2A10 [2]	21.97	01/25/36	328	455,421
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $161,957,040)				164,634,656

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES – 4.6%
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class EIO [1,2,4,8]	3.94%	07/16/34	$10,000	$1,398,630
Federal National Mortgage Association
Series 2011-46, Class BI [8]	4.50	04/25/37	7,298	1,167,313
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [1,2,4,8]	1.59	05/10/36	40,851	164,873
Government National Mortgage Association
Series 2005-76, Class IO [2,8]	0.54	09/16/45	44,611	961,919
Series 2012-100, Class IO [2,6,8]	0.89	08/16/52	35,460	2,641,770
Series 2012-70, Class IO [2,6,8]	0.96	08/16/52	47,755	3,275,361
Series 2012-78, Class IO [2,6,8]	1.05	06/16/52	36,674	2,842,800
Series 2012-95, Class IO [2,6,8]	1.05	02/16/53	11,653	1,071,804
Series 2012-132, Class IO [2,8]	1.19	06/16/54	25,000	2,117,500
Vendee Mortgage Trust
Series 1997-2, Class IO [2,8]	0.04	06/15/27	16,523	17,580
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1 [1,2,4,8]	1.70	11/15/34	5,114	33,238
Total INTEREST-ONLY SECURITIES (Cost – $15,503,785)				15,692,788
INVESTMENT GRADE CORPORATE BONDS – 0.5%
Basic Industry – 0.1%
Georgia-Pacific LLC. [6] (Cost – $282,799)	7.25	06/01/28	300	397,705

Energy – 0.2%
Pioneer Natural Resources Co. [6]	6.65	03/15/17	300	355,514
SESI LLC [6]	6.88	06/01/14	200	200,124

Total Energy (Cost – $478,862)				555,638

Telecommunications – 0.2%
CenturyLink, Inc.	7.65	03/15/42	450	469,415
Qwest Capital Funding, Inc.	6.88	07/15/28	300	308,230

Total Telecommunications (Cost – $712,900)				777,645
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,474,561)				1,730,988
HIGH YIELD CORPORATE BONDS – 15.3%
Automotive – 1.1%
American Axle & Manufacturing, Inc. [6]	6.63	10/15/22	200	203,000
American Axle & Manufacturing, Inc. [6]	7.75	11/15/19	350	385,000
American Axle & Manufacturing, Inc. [6]	7.88	03/01/17	150	155,250
Chrysler Group LLC/CG Co-Issuer, Inc. [6]	8.25	06/15/21	750	825,938
General Motors Financial Company, Inc. [1,4,6]	4.75	08/15/17	500	520,393
Jaguar Land Rover PLC [1,4,6]	8.13	05/15/21	400	438,000

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Pittsburgh Glass Works LLC [1,4,6]	8.50%	04/15/16	$500	$456,250
Tenneco, Inc. [6]	6.88	12/15/20	130	139,913
Visteon Corp. [6]	6.75	04/15/19	500	527,500

Total Automotive (Cost – $3,535,579)				3,651,244

Basic Industry – 2.1%
AK Steel Corp. [6]	7.63	05/15/20	500	416,250
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	600	528,000
Arch Coal, Inc. [6]	7.25	06/15/21	200	179,000
Arch Coal, Inc. [6]	8.75	08/01/16	300	303,000
Associated Materials LLC [6]	9.13	11/01/17	500	501,250
Cascades, Inc. [6]	7.88	01/15/20	500	527,500
FMG Resources August 2006 Property Ltd. [1,4,6]	6.88	04/01/22	350	341,250
Hexion US Finance Corp. [6]	6.63	04/15/20	750	748,125
Huntsman International LLC [1,4]	4.88	11/15/20	350	346,500
Huntsman International LLC	5.50	06/30/16	200	200,250
Ineos Finance PLC [1,4,6]	7.50	05/01/20	425	438,813
Ineos Finance PLC [1,4,6]	9.00	05/15/15	175	186,585
Masonite International Corp. [1,4,6]	8.25	04/15/21	600	642,000
Steel Dynamics, Inc. [6]	7.63	03/15/20	300	330,750
Tembec Industries, Inc. [6]	11.25	12/15/18	500	526,250
United States Steel Corp. [6]	7.00	02/01/18	500	512,500
Verso Paper Holdings LLC/Verso Paper, Inc. [1,4,6]	11.75	01/15/19	350	360,500
Xerium Technologies, Inc. [6]	8.88	06/15/18	350	299,250

Total Basic Industry (Cost – $7,432,406)				7,387,773

Capital Goods – 1.1%
AAR Corp. [1,4,6]	7.25	01/15/22	500	517,500
Coleman Cable, Inc. [6]	9.00	02/15/18	500	533,125
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	350	383,250
Mueller Water Products, Inc. [6]	8.75	09/01/20	315	359,100
Owens-Illinois, Inc. [6]	7.80	05/15/18	400	460,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [6]	7.88	08/15/19	750	825,000
Terex Corp. [6]	6.50	04/01/20	600	630,000

Total Capital Goods (Cost – $3,489,056)				3,707,975

Consumer Cyclical – 0.8%
Levi Strauss & Co. [6]	7.63	05/15/20	600	651,750
Limited Brands, Inc. [6]	7.60	07/15/37	300	312,750
Mead Products LLC/ACCO Brands Corp. [1,4,6]	6.75	04/30/20	600	622,500
Michaels Stores, Inc.	7.75	11/01/18	600	650,250
Phillips-Van Heusen Corp. [6]	7.38	05/15/20	300	335,625
Rite Aid Corp. [6]	9.75	06/12/16	300	325,500

Total Consumer Cyclical (Cost – $2,771,886)				2,898,375

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Non-Cyclical – 0.6%
Bumble Bee Acquisition Corp. [1,4,6]	9.00%	12/15/17	$600	$633,000
C&S Group Enterprises LLC [1,4,6]	8.38	05/01/17	600	631,500
Cott Beverages, Inc. [6]	8.13	09/01/18	350	386,750
Jarden Corp. [6]	7.50	05/01/17	300	337,875

Total Consumer Non-Cyclical (Cost – $1,921,058)				1,989,125

Energy – 2.4%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [1,4,6]	7.88	04/15/22	600	616,500
Calfrac Holdings L.P. [1,4,6]	7.50	12/01/20	600	588,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [6]	8.88	02/15/18	600	651,000
EV Energy Partners LP/EV Energy Finance Corp. [6]	8.00	04/15/19	600	630,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. [6]	8.63	06/15/20	195	193,050
FracTech Services LLC/Frac Tech Finance Inc. [1,4,6]	8.13	11/15/18	364	374,920
Hercules Offshore, Inc. [1,4,6]	10.50	10/15/17	250	265,625
Hilcorp Energy I LP/Hilcorp Finance Co. [1,4,6]	8.00	02/15/20	300	328,500
Inergy Midstream L.P./NRGM Finance Corp. [1,4]	6.00	12/15/20	300	305,250
Key Energy Services, Inc. [6]	6.75	03/01/21	600	601,500
Linn Energy LLC/Linn Energy Finance Corp. [6]	7.75	02/01/21	300	316,500
Linn Energy LLC/Linn Energy Finance Corp. [6]	8.63	04/15/20	300	327,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [6]	8.88	03/15/18	600	609,000
Petroleum Geo-Services ASA [1,4,6]	7.38	12/15/18	150	157,500
Plains Exploration & Production Co. [6]	7.63	06/01/18	400	424,000
Precision Drilling Corp. [6]	6.63	11/15/20	300	316,500
Quicksilver Resources, Inc. [6]	11.75	01/01/16	400	397,000
Trinidad Drilling Ltd. [1,4,6]	7.88	01/15/19	600	634,500
W&T Offshore, Inc. [6]	8.50	06/15/19	500	525,000

Total Energy (Cost – $8,167,187)				8,262,095

Healthcare – 1.4%
CHS/Community Health Systems, Inc. [6]	7.13	07/15/20	700	740,250
Fresenius Medical Care U.S. Finance II, Inc. [1,4,6]	5.88	01/31/22	300	321,750
HCA, Inc. [6]	5.88	05/01/23	150	155,250
HCA, Inc. [6]	8.00	10/01/18	600	696,000
Health Management Associates, Inc. [6]	7.38	01/15/20	750	810,000
Kindred Healthcare, Inc. [6]	8.25	06/01/19	600	582,000
Pharmaceutical Product Development, Inc. [1,4,6]	9.50	12/01/19	600	675,000
Polymer Group, Inc. [6]	7.75	02/01/19	500	535,000
Service Corporation International [6]	6.75	04/01/16	400	445,000

Total Healthcare (Cost – $4,754,748)				4,960,250

Media – 1.1%
American Reprographics Co. [6]	10.50	12/15/16	350	346,500
Cablevision Systems Corp. [6]	5.88	09/15/22	100	98,000
Cablevision Systems Corp. [6]	8.63	09/15/17	500	573,750
CCO Holdings LLC/CCO Holdings Capital Corp. [6]	6.63	01/31/22	300	326,250

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. [6]	8.13%	04/30/20	$300	$337,500
Cenveo Corp. [6]	8.88	02/01/18	225	204,750
Clear Channel Worldwide Holdings, Inc. [6]	7.63	03/15/20	750	735,000
Mediacom Broadband LLC/Mediacom Broadband Corp. [1,4]	6.38	04/01/23	100	101,000
Mediacom LLC/Mediacom Capital Corp. [6]	9.13	08/15/19	500	552,500
National CineMedia LLC [6]	6.00	04/15/22	600	634,500

Total Media (Cost – $3,806,667)				3,909,750

Real Estate – 0.2%
Realogy Corp. [1,4,6] (Cost – $507,443)	7.63	01/15/20	500	557,500

Services – 3.3%
AMC Entertainment, Inc. [6]	8.75	06/01/19	500	550,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [6]	8.25	01/15/19	350	387,188
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [6]	9.75	03/15/20	200	230,000
Beazer Homes USA, Inc. [1,4,6]	6.63	04/15/18	500	532,500
Boyd Gaming Corp. [1,4,6]	9.00	07/01/20	600	591,000
Caesars Entertainment Operating Company, Inc. [1,4,6]	8.50	02/15/20	750	735,000
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. [6]	9.13	08/01/18	350	396,375
CityCenter Holdings LLC/CityCenter Finance Corp. [6]	7.63	01/15/16	500	532,500
H&E Equipment Services, Inc. [1,4,6]	7.00	09/01/22	600	633,000
HDTFS, Inc. [1,4]	6.25	10/15/22	600	621,750
Iron Mountain, Inc. [6]	5.75	08/15/24	100	99,750
Iron Mountain, Inc. [6]	8.38	08/15/21	500	552,500
Isle of Capri Casinos, Inc. [6]	7.75	03/15/19	600	642,000
MGM Resorts International [6]	7.63	01/15/17	350	371,875
MGM Resorts International [6]	7.75	03/15/22	125	131,563
MGM Resorts International [1,4,6]	8.63	02/01/19	275	301,125
MTR Gaming Group, Inc. [6]	11.50	08/01/19	96	100,750
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,4,6]	8.88	04/15/17	350	370,125
PulteGroup, Inc. [6]	6.38	05/15/33	300	294,000
Royal Caribbean Cruises Ltd. [6]	5.25	11/15/22	600	628,500
Scientific Games Corp. [6]	8.13	09/15/18	450	492,750
Standard Pacific Corp. [6]	8.38	05/15/18	300	346,500
Standard Pacific Corp. [6]	8.38	01/15/21	450	515,250
The Hertz Corp. [6]	7.50	10/15/18	300	328,500
UR Merger Sub Corp. [1,4,6]	7.63	04/15/22	450	498,375
UR Merger Sub Corp. [6]	9.25	12/15/19	300	341,250

Total Services (Cost – $10,758,662)				11,224,126

Technology & Electronics – 0.4%
First Data Corp. [1,4,6]	7.38	06/15/19	750	770,625
Freescale Semiconductor, Inc. [1,4,6]	9.25	04/15/18	600	645,750

Total Technology & Electronics (Cost – $1,393,886)				1,416,375

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments

November 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Telecommunications – 0.6%
Cincinnati Bell, Inc. [6]	8.25%	10/15/17	$260	$277,550
Cincinnati Bell, Inc. [6]	8.38	10/15/20	114	123,120
Frontier Communications Corp. [6]	7.13	03/15/19	600	647,958
PAETEC Holding Corp. [6]	8.88	06/30/17	300	323,250
TW Telecom Holdings, Inc. [6]	8.00	03/01/18	190	209,000
Windstream Corp. [6]	7.00	03/15/19	400	407,000

Total Telecommunications (Cost – $1,863,480)				1,987,878

Utility – 0.2%
NRG Energy, Inc. [6] (Cost – $622,430)	8.50	06/15/19	600	655,500
Total HIGH YIELD CORPORATE BONDS (Cost – $51,024,488)				52,607,966
Total Investments – 135.8% (Cost – $482,047,150)				466,238,170
Liabilities in Excess of Other Assets – (35.8)%				(122,934,571)

NET ASSETS – 100.0%				$343,303,599

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Schedule of Investments

November 30, 2012

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2012, the total value of these securities was $79,503,206 which amounted to 23.16% of the net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2012.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
4	—	Private Placement.
5	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of November 30, 2012, the total value of these securities was $2,560 which amounted to 0.00% of the net assets.
6	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
7	—	Represents the most subordinated class in a trust of mortgage-backed securities that is the next to receive allocation of principal loss. Such classes will continue to receive all principal loss until its balance is zero.
8	—	Interest rate is based on the notional amount of the underlying mortgage pools.
9	—	Issuer is currently in default on its regularly scheduled interest payment.
10	—	Investment in subprime security. As of November 30, 2012, the total value of these securities was $57,366,743 which amounted to 16.71% of the net assets.
11	—	Restricted Illiquid Securities – Securities that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of November 30, 2012, the total value of these securities was $54,766,100 which amounted to 15.95% of the net assets.
TBA	—	To Be Announced.

See Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statement of Assets and Liabilities

November 30, 2012

Assets:
Investments in securities, at value (Note 2)	$466,238,170
Cash	15,386,171
Cash collateral for reverse repurchase agreements and futures contracts	1,421,748
Interest receivable	2,823,301
Principal paydown receivable	82,610
Prepaid expenses and other assets	128,478

Total assets	486,080,478

Liabilities:
Reverse repurchase agreements (Note 6)	103,490,328
Interest payable for reverse repurchase agreements (Note 6)	60,171
Payable for TBA transactions	31,950,442
Payable for investments purchased	6,266,579
Payable for variation margin	6,344
Accrued expenses due to rights offering	561,774
Investment advisory fee payable (Note 4)	179,802
Administration fee payable (Note 4)	55,320
Accrued expenses	206,119

Total liabilities	142,776,879

Net Assets	$343,303,599

Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$139,596
Additional paid-in capital (Note 7)	445,508,850
Accumulated net realized loss on investment transactions and futures transactions	(86,522,744)
Net unrealized depreciation on investments and futures transactions	(15,822,103)

Net assets applicable to capital stock outstanding	$343,303,599

Total investments at cost	$482,047,150

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,959,561
Net asset value per share	$24.59

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Operations

For the Fiscal Year Ended November 30, 2012

Investment Income (Note 2)
Interest	$25,797,919

Expenses:
Investment advisory fees (Note 4)	1,538,350
Administration fees (Note 4)	473,335
Legal fees	316,402
Reports to stockholders	254,547
Insurance	104,955
Directors’ fees	86,613
Transfer agent fees	74,254
Registration fees	71,703
Fund accounting servicing fees	62,867
Audit and tax services	45,066
Custodian fees	24,256
Miscellaneous	19,020

Total operating expenses	3,071,368
Interest expense on reverse repurchase agreements (Note 6)	974,177

Total expenses	4,045,545

Net investment income	21,752,374

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	276,002
Futures transactions	(904,803)

Net realized loss on investment transactions and futures transactions	(628,801)

Net change in unrealized appreciation (depreciation) on:
Investments	31,284,253
Futures	(79,656)

Net change in unrealized appreciation (depreciation) on investments and futures	31,204,597

Net realized and unrealized gain on investment transactions and futures transactions	30,575,796

Net increase in net assets resulting from operations	$52,328,170

See Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2012	For the Fiscal Year Ended November 30, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$21,752,374	$13,106,151
Net realized loss on investment transactions and futures transactions	(628,801)	(12,979,276)
Net change in unrealized appreciation (depreciation) on investments and futures	31,204,597	3,601,125

Net increase in net assets resulting from operations	52,328,170	3,728,000

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(22,081,984)	(14,017,427)
Return of capital	(413,975)	(5,088,079)

Total dividends and distributions paid	(22,495,959)	(19,105,506)

Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	72,097,601	—
Reinvestment of dividends and distributions	254,361	102,074
Capital received as a result of shares issued due to fund merger	64,656,398	—

Net increase in net assets from capital stock transactions	137,008,360	102,074

Total increase (decrease) in net assets	166,840,571	(15,275,432)

Net Assets:
Beginning of year	176,463,028	191,738,460

End of year including (undistributed net investment income $0 and $0, respectively)	$343,303,599	$176,463,028

Share Transactions (Note 7):
Shares issued or sold as a result of rights offering	3,500,000	—
Reinvested shares*	10,789	4,300
Shares issued due to fund merger*	2,710,279	—

Net increase in shares outstanding	6,221,068	4,300

*	Share amounts have been adjusted to reflect the 1:4 reverse stock split that occurred effective August 22, 2012.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$52,328,170
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(312,359,024)
Proceeds from disposition of long-term portfolio investments and principal paydowns	238,797,656
Purchases of short-term portfolio investments, net	(26,908,974)
Cash acquired from merged fund	10,793,767
Increase in interest receivable	(322,105)
Decrease in receivable from investments sold	813,641
Decrease in principal paydown receivable	92,299
Decrease in variation margin receivable	70,406
Increase in prepaid expenses and other assets	(55,288)
Increase in payable for investments purchased	33,655,916
Increase in payable for variation margin	6,344
Decrease in interest payable for reverse repurchase agreements	(89,149)
Increase in investment advisory fee payable	49,788
Increase in administration fee payable	15,316
Increase in payable due to rights offering	561,774
Increase in accrued expenses	68,154
Net amortization and paydown losses on investments	854,266
Unrealized appreciation on investments	(31,284,253)
Net realized gain on investment transactions	(276,002)

Net cash used for operating activities	(33,187,298)

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(6,442,214)
Net cash provided by rights offering, net of offering costs	72,097,601
Distributions paid to stockholders, net of reinvestments	(22,241,598)

Net cash provided by financing activities	43,413,789

Net increase in cash	10,226,491
Cash at the beginning of year	6,581,428

Cash at the end of year	$16,807,919

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the fiscal year ended November 30, 2012, totaled $1,006,782.

Non-cash financing activities included reinvestment of distributions of $254,361.

Cash at the end of the fiscal year includes $1,421,748 for margin calls on reverse repurchase agreements.

*

During the fiscal year ended November 30, 2012, net assets of $64,656,398 were acquired from Helios Strategic Mortgage Income Fund, Inc. (See Note 7) including $10,793,767 in cash, $462,751 in other assets, $1,206,060 of assumed liabilities and $29,181,783 of reverse repurchase agreements.

See Notes to Financial Statements.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2012	2011[1]	2010[1]	2009[1]	2008[1]
Per Share Operating Performance:
Net asset value, beginning of year	$22.80	$24.80	$21.84	$19.48	$31.32

Net investment income	2.24	1.68	2.12	2.04	2.40
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	3.01	(1.20)	2.92	2.60	(11.32)

Net increase (decrease) in net asset value resulting from operations	5.25	0.48	5.04	4.64	(8.92)

Dividends from net investment income	(2.24)	(1.84)	(2.08)	(2.28)	(2.92)
Return of capital distributions	(0.04)	(0.64)	—	—	—

Total dividends and distributions paid	(2.28)	(2.48)	(2.08)	(2.28)	(2.92)

Change due to rights offering[2]	(1.18)	—	—	—	—

Net asset value, end of year	$24.59	$22.80	$24.80	$21.84	$19.48

Market price, end of year	$24.05	$22.56	$24.04	$20.80	$17.60

Total Investment Return†	17.29%	4.11%	26.63%	32.45%	(30.87)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$343,304	$176,463	$191,738	$168,907	$150,440
Gross operating expenses	1.30%	1.18%	1.23%	1.29%	1.26%
Interest expense	0.41%	0.53%	0.31%	0.14%	0.79%
Total expenses	1.71%	1.71%	1.54%	1.43%	2.05%
Net investment income	9.19%	6.83%	9.34%	10.01%	9.09%
Portfolio turnover rate	75%	43%	204%	73%	15%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]

The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009	2008
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46	$4.87
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20	$4.40

[2]

Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held (see Note 7). The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

1. The Fund

Helios Total Return Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

On November 17, 2011, the Boards of Directors of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and the Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of HSM into the Fund. On March 16, 2012, the stockholders of HSM approved the Agreement and Plan of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganization of HSM into the Fund was effective as of the opening of business of the New York Stock Exchange on April 2, 2012. The increase in the net assets to the Fund resulting from the merger with HSM amounted to $64,656,398.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by, and under the supervision of the Fund’s Board of Directors. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at fair value:

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	58,779,121	16,283,767	—	—	1,184,893	1,730,988	50,052,116	128,030,885
Level 3 — Significant Unobservable Inputs	—	10,741,144	145,767,740	164,634,656	14,507,895	—	2,555,850	338,207,285

Total	$58,779,121	$27,024,911	$145,767,740	$164,634,656	$15,692,788	$1,730,988	$52,607,966	$466,238,170

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(13,123)
Level 3 — Significant Unobservable Inputs	—

$(13,123)

*	Other financial instruments includes futures contracts, which are valued at the unrealized depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2011	$15,037,895	$114,402,067	$44,449,937	$3,435,739	$7,993,287	$185,318,925
Accrued Discounts (Premiums)	340,592	1,520,022	320,122	(1,366,422)	(18,028)	796,286
Realized Gain (Loss)	(2,411,588)	9,795,879	(196,016)	812,595	121,871	8,122,741
Change in Unrealized Appreciation (Depreciation)	3,644,269	(3,885,111)	12,441,012	64,708	208,374	12,473,252
Purchases at cost	8,667,007	135,483,187	141,192,038	12,995,957	5,966,027	304,304,216
Sales proceeds	(9,393,782)	(111,548,304)	(38,586,734)	(1,417,102)	(4,158,677)	(165,104,599)
Transfers into Level 3	2,760,193	—	5,014,297	—	—	7,774,490	(a)
Transfers out of Level 3	(7,903,442)	—	—	(17,580)	(7,557,004)	(15,478,026	)(a)

Balance as of November 30, 2012	$10,741,144	$145,767,740	$164,634,656	$14,507,895	$2,555,850	$338,207,285

Change in unrealized gains or losses relating to assets still held at reporting date:	$659,954	$(1,236,541)	$8,396,948	$74,210	$12,764	$7,907,335

(a)	Transfers in and out of Level 3 are due primarily to increases or decreases in trade basis information versus dealer quotes.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

For the fiscal year ended November 30, 2012, there was no security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2012, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2012, open taxable years consisted of the taxable years ended November 30, 2009 through November 30, 2012. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at November 30, 2012 were as follows:

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	3.50%	$15,000,000	$15,950,612
Federal National Mortgage Association	3.50%	$15,000,000	$15,999,830

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” and “Cash collateral for reverse repurchase agreements and futures contracts” in the Statement of Assets and Liabilities, and does not include short-term investments.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2012	Average Notional Amount
Liabilities
Futures contracts	Net unrealized depreciation on investments and futures transactions	$(13,123)	$(5,014,750)

The following tables set forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2012:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures transactions	Change in Unrealized Depreciation on Futures transactions
Futures contracts	Futures transactions	$(904,803)	$(79,656)

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the fiscal year ended November 30, 2012, the Adviser earned $1,538,350 in investment advisory fees from the Fund.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the fiscal year ended November 30, 2012, the Adviser earned $473,335 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the fiscal year ended November 30, 2012, were as follows:

Long-Term Securities (excluding U.S. Government Securities)		Long Term U.S. Government Securities
Purchases	Sales	Purchases	Sales
$274,395,165	$207,483,350	$37,963,859	$31,314,306

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolios having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At November 30, 2012, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$3,539,815	Barclays, 1.00%, dated 11/09/12, maturity date 12/10/12	$3,542,863
2,644,547	Barclays, 1.00%, dated 11/16/12, maturity date 12/17/12	2,646,824
6,984,188	Barclays, 1.00%, dated 11/19/12, maturity date 12/19/12	6,990,008
267,750	Barclays, 0.75%, dated 11/19/12, maturity date 12/19/12	267,917
1,053,500	Credit Suisse, 0.52%, dated 10/29/12, maturity date 01/29/13	1,054,900
14,431,000	Goldman Sachs, 0.41% dated 09/07/12, maturity date 12/07/12	14,445,956
4,651,000	JP Morgan Chase, 0.44%, dated 09/18/12, maturity date 12/18/12	4,656,173
5,432,000	JP Morgan Chase, 0.45%, dated 10/12/12, maturity date 12/12/12	5,436,142
2,743,000	JP Morgan Chase, 1.11%, dated 11/05/12, maturity date 01/07/13	2,748,331
3,555,000	JP Morgan Chase, 1.51%, dated 11/05/12, maturity date 01/07/13	3,564,397
3,131,300	JP Morgan Chase, 1.01%, dated 11/09/12, maturity date 12/10/12	3,134,023
3,109,000	JP Morgan Chase, 1.11%, dated 11/13/12, maturity date 01/11/13	3,114,651
491,728	JP Morgan Chase, 1.01%, dated 11/14/12, maturity date 12/10/12	492,087
20,231,000	JP Morgan Chase, 1.21%, dated 11/16/12, maturity date 12/17/12	20,252,036
18,710,953	JP Morgan Chase, 1.01%, dated 11/16/12, maturity date 12/17/12	18,727,186
92,747	JP Morgan Chase, 1.01%, dated 11/20/12, maturity date 12/17/12	92,817
1,820,800	JP Morgan Chase, 1.01%, dated 11/23/12, maturity date 12/21/12	1,822,230
8,198,000	JP Morgan Chase, 1.11%, dated 11/26/12, maturity date 12/26/12	8,205,573
2,403,000	JP Morgan Chase, 1.06%, dated 11/26/12, maturity date 12/26/12	2,405,120

$103,490,328	Maturity Amount, Including Interest Payable	$103,599,234

	Market Value of Assets Sold Under Agreements	$106,919,648

	Weighted Average Interest Rate	0.94%

The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended November 30, 2012, was approximately $91,795,272 at a weighted average interest rate of 1.07%.

The maximum amount of reverse repurchase agreements outstanding at any time during the year was $110,524,771, which was 30.33% of total assets for the Fund.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

7. Capital Stock

The Fund has 50 million shares of $0.01 par value common stock authorized. Of the 13,959,561 shares outstanding at November 30, 2012 for the Fund, the Adviser owned 4,647 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.

For the fiscal years ended November 30, 2012 and November 30, 2011, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All repurchased shares have been retired.

As of the close of business March 30, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Boards of Directors of the Fund and HSM, all of the assets, subject to the liabilities, of HSM were transferred to the Fund in exchange for corresponding shares of the Fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. The exchange ratio was 1.0657. The net asset value of the Fund’s shares on the close of business March 30, 2012, after the reorganization was $5.96, and a total of 10,841,114 shares of the Fund were issued to shareholders of HSM in the exchange. The exchange was a tax-free event to HSM’s shareholders. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of investments received from HSM was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets immediately before the acquisition were as follows:

	Capital stock	Distributions in excess of net investment income	Accumulated net realized loss on investments	Net unrealized depreciation	Net assets
Helios Strategic Mortgage Income Fund, Inc.	$135,113,490	$(2,383,501)	$(51,684,861)*	$(16,388,730)	$64,656,398
Helios Total Return Fund, Inc.	277,545,747	(3,345,197)	(65,951,948)	(23,549,900)	184,698,702

Total	$412,659,237	$(5,728,698)	$(117,636,809)	$(39,938,630)	$249,355,100

*

Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.

Assuming the acquisition of Helios Strategic Mortgage Income Fund, Inc. had been completed on December 1, 2011, the combined funds’ pro forma results in the Statement of Operations during the fiscal year ended November 30, 2012 were as follows:

Net investment income	$19,368,873	*
Net realized and unrealized gain on investments	$15,628,193	**
Net increase in net assets resulting from operations	$34,997,066

*	$21,752,374 as reported in the Helios Total Return Fund, Inc. Statement of Operations, plus $(2,383,501) Helios Strategic Mortgage Income Fund, Inc. pre-merger.

**	$30,575,796 as reported in the Helios Total Return Fund, Inc. Statement of Operations plus $(14,947,603) Helios Strategic Mortgage Income Fund, Inc. pre-merger.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

Because the combined funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of HSM that have been included in the Fund’s Statement of Operations since March 31, 2012.

Effective August 22, 2012, the Fund affected a 1 for 4 reverse stock split for its shares. All share transactions in capital stock and per share data prior to August 22, 2012 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in the Fund.

The Fund issued to its stockholders of record as of the close of business on September 20, 2012 transferrable rights to subscribe for up to an aggregate of 3,500,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $21.50. The rights offering costs of approximately $675,947 and brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $72,097,601.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended November 30, 2012, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the fiscal year ended November 30, 2012 for the Fund. As of November 30, 2012, the following futures contracts were outstanding.

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2012	Unrealized Appreciation/ (Depreciation)
$5,800,000	10 Year U.S. Treasury Note	March 2013	$7,738,034	$7,751,157	$(13,123)

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended November 30, 2012 was as follows:

Ordinary income	$22,081,984
Return of capital	$413,975

Total distributions	$22,495,959

During the fiscal year ended November 30, 2011, the tax character of the $19,105,506 of distributions paid was $14,017,427 from ordinary income and $5,088,079 from return of capital.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

At November 30, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Capital loss carryforward(1)	$(85,088,454)
Post-October capital loss deferral	(1,447,413)
Book basis unrealized depreciation	(15,822,103)
Plus: Cumulative timing difference	13,123

Tax basis unrealized depreciation on Investments	(15,808,980)

Total tax basis net accumulated losses	$(102,344,847)

(1)

To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.

As of November 30, 2012, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2013	$2,216,675
2014	1,719,287
2015	3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite	369,598

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2012 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$482,047,150	$25,125,994	$(40,934,974)	$(15,808,980)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At November 30, 2012, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of reclassifications related to current year paydown gains/losses, the expiration of capital loss carryforward amounts and the capital loss carryforward assumed from the merger with HSM in order to account for the permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$329,610	$36,461,360	$(36,790,970)

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards. ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)

for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU 2011-04 will have on the Fund’s financial statement disclosures.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-11 will have on the Fund’s financial statements and disclosures.

12. Change in Investment Strategies

Effective February 1, 2012, the Fund changed certain of its investment strategies and policies to provide additional investment flexibility to pursue its investment mandate. These changes are as follows:

Under normal market conditions, the Fund will invest at least 40% of its total assets in the following:

•	Securities issued and/or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

•	Residential MBS and CMBS rated BBB- and above;

•	Real estate related asset-backed securities rated BBB- and above; and

•	Cash

The Fund may invest the remaining 60% of its total assets in the following:

•

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above.

•	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investments in subprime Residential MBS applies regardless of credit rating.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

•

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B.

•

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans.

•	Investment grade corporate securities, including debt securities, convertible securities and preferred stock.

•	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

•	Shares of closed-end funds whose principal investments are debt securities.

•

Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities.

•	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.

•	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit.

•	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of the Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Adviser follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Adviser. If a security’s ratings from such NRSROs are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Adviser considers the retention advisable. Although the Adviser will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Adviser when evaluating potential investments for the Fund.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Exclusion for Definition of Commodity Pool Operator: Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2012

Dividends: The Fund’s Boards of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1900	12/19/12	12/27/12
$0.1900	01/17/13	01/31/13

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Report of Independent Registered Public Accounting Firm

November 30, 2012

To the Stockholders and Board of Directors of

Helios Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Helios Total Return Fund, Inc. as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes of net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Helios Total Return Fund, Inc. as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 28, 2013

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Tax Information (Unaudited)

November 30, 2012

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2012) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 1.84% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.

Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar 2012. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Compliance Certification (Unaudited)

November 30, 2012

On February 29, 2012, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Proxy Results (Unaudited)

November 30, 2012

At the Annual Meeting of Stockholders of the Fund held on February 27, 2012, the stockholders voted on a proposal to elect Director Nominees or Class I Directors to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Diana H. Hamilton	26,412,018	—	806,328
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	26,442,013	—	776,332

At a Special Meeting of Stockholders of the Helios Strategic Mortgage Income Fund, Inc. held on March 16, 2012, stockholders voted on an agreement and plan of reorganization between Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Helios Strategic Mortgage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all the assets and liabilities of Helios Strategic Mortgage Income Fund, Inc. to Helios Total Return Fund, Inc.	5,101,789	237,175	172,307

At a Special Meeting of Stockholders of the Helios Total Return Fund, Inc. held on March 16, 2012, stockholders voted on the issuance of additional shares of common stock of Helios Total Return Fund, Inc. in connection with the agreement and plan of reorganization between Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as well as the modification of the language of Helios Total Return Fund, Inc.’s fundamental investment restriction relating to concentration. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:

Helios Total Return Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 Issuance of additional shares of Common stock	17,551,309	1,534,101	635,040
2 Modification to the language of the Fund’s investment restrictions relating to concentration	17,767,422	1,289,872	663,155

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2015 Annual Meeting of Stockholders:

Diana H. Hamilton c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Director since 2010, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 65	Director since 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present); Director of United Guaranty Corporation (2011-Present).	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 69	Chairman Elected December 2003 Director since 1989 (HTR) Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-2012); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	12

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director since 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of Chambers Street Properties (2012-Present); Director or SPFiber Technologies, Inc. (2012-Present); Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 41	Vice President	Elected Annually Since September 2009	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Advisor.

Steven M. Pires* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2010); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Elected Annually Since November 2006	Managing Director and Chief Financial Officer of the Advisor (2010-Present); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present); Chief Executive Officer, Brookfield Investment Management (US) LLC (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-2012).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009- Present); Vice President, Oppenheimer Funds, Inc. (2004- 2009).

Lily Wicker* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 34	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; CCO of Brookfield Investment Management (UK) Limited (2011-Present); Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Total Return Fund, Inc.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2012 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund may suspend the Plan from time to time, under certain circumstances.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

JOINT NOTICE OF PRIVACY POLICY (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receives from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith ,that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

2012 Annual Report

JOINT NOTICE OF PRIVACY POLICY (Unaudited)

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

1-800-937-5449

Sub-Administrator

U.S. Bancorp Fund Services LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios Total Return Fund, Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Rodman L. Drake, Stuart A. McFarland, Louis P. Salvatore and Ms. Diana Hamilton. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended November 30, 2012, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $61,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

For the fiscal year ended November 30, 2011, BBD billed the Registrant aggregate fees of $60,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

Tax Fees

For each of the fiscal year ended November 30, 2012 and November 30, 2011, BBD billed the Registrant aggregate fees of $4,000 and $4,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal year ended November 30, 2012 and November 30, 2011, there were no Audit-related fees.

All Other Fees

For each of the fiscal year ended November 30, 2012 and November 30, 2011, there were no Other Fees.

2

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland, Louis P. Salvatore and Diana H. Hamilton.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

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2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

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BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

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If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

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If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

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4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

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any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

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any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

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E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Ms. Russell-Dowe is a Portfolio Manager and Head of the Securitized Products Investment Team. In her role, Ms. Russell-Dowe is responsible for the firm’s Securitized Products Strategies and exposures. Ms. Russell-Dowe leads the securities analysis committee and also oversees research for structured products. Ms. Russell-Dowe has 18 years of investment experience in securitized products, including 12 years with the firm. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2012	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	3	$934 million	0	0
	Other Pooled Investment Vehicles	2	$62.6 million	0	0
	Other Accounts	21	$3.3 billion	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2012.

Dollar Range of Securities Owned
Michelle Russell-Dowe	Over $100,000

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Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers

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by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

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(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding Principal Executive Officer

Date: February 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding Principal Executive Officer

Date: February 6, 2013

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: February 6, 2013

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